UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2023

BGC Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28191	86-3748217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices) (Zip Code)

(212) 610-2200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	BGC	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On July 1, 2023 (the “Closing Date”), BGC Group, Inc., a Delaware corporation (“BGC Group”), BGC Partners, Inc., a Delaware corporation (“BGC Partners”) and BGC Holdings, L.P., a Delaware limited partnership (“BGC Holdings”), along with certain other entities set forth below, completed the previously announced corporate conversion pursuant to that certain Corporate Conversion Agreement, dated as of November 15, 2022 (as amended on March 29, 2023, the “Corporate Conversion Agreement”).

As a result of the completion of the corporate conversion, BGC Group became the new public parent of BGC Partners and the conversion of BGC Partners to a Full C-Corporation was completed.

Shares of Class A common stock, par value $0.01 per share, of BGC Group (the “BGC Group Class A Common Stock”) will be listed on the Nasdaq Global Select Market (“Nasdaq”) under the trading symbol “BGC”, and will begin trading at the market opening on July 3, 2023. Shares of BGC Group Class A Common Stock have a new CUSIP number of 088929104.

The corporate conversion was effected pursuant to the terms of the Corporate Conversion Agreement by and among BGC Group, BGC Partners, BGC Holdings, BGC GP, LLC, a Delaware limited liability company and general partner of BGC Holdings (“BGC Holdings GP”), BGC Partners II, Inc., a Delaware corporation and wholly owned subsidiary of BGC Group (“Merger Sub 1”), BGC Partners II, LLC, a Delaware limited liability company and wholly owned subsidiary of BGC Group (“Merger Sub 2”), BGC Holdings Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of BGC Holdings (“Holdings Merger Sub”), and, solely for the purposes of certain provisions therein, Cantor Fitzgerald, L.P., a Delaware limited partnership (“Cantor”).

This Current Report on Form 8-K serves as notice that BGC Group, Inc. is the successor issuer to BGC Partners, Inc. under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, effective as of July 3, 2023, all future filings with the Securities and Exchange Commission (the “SEC”) will be filed by BGC Group under CIK No. 0001094831, which was previously the CIK number for BGC Partners. All filings made by BGC Group prior to July 3, 2023 can be found under CIK No. 0001950475 (the “Prior CIK”), the prior CIK number for BGC Group, which will no longer by used by BGC Group.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under the headings “Amended, Restated and Consolidated Registration Rights Agreement,” “Amended and Restated U.S. Master Administrative Services Agreement” and “Amended and Restated U.K. Master Administrative Services Agreement” in Item 8.01 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective as of 12:01 a.m., Eastern Time, on the Closing Date, BGC Holdings reorganized from a Delaware limited partnership into a Delaware limited liability company through a merger with and into Holdings Merger Sub (the “Holdings Reorganization Merger”), with Holdings Merger Sub continuing as a direct subsidiary of BGC Partners. Effective as of 12:02 a.m., Eastern Time, on the Closing Date (the “Effective Time”), Merger Sub 1 merged with and into BGC Partners (the “Corporate Merger”), with BGC Partners continuing as a direct subsidiary of BGC Group. Also effective as of the Effective Time, Merger Sub 2 merged with and into Holdings Merger Sub (the “Holdings Merger” and, together with the Holdings Reorganization Merger and the Corporate Merger, the “Mergers”), with Holdings Merger Sub continuing as a direct subsidiary of BGC Group. As a result of the Mergers, BGC Partners and BGC Holdings became direct subsidiaries of BGC Group.

In the Holdings Reorganization Merger, each unit of BGC Holdings outstanding as of immediately prior to the Holdings Reorganization Merger was converted into a substantially equivalent equity interest in Holdings Merger Sub.

In the Corporate Merger, each share of Class A common stock, par value $0.01 per share, of BGC Partners (the “BGC Partners Class A Common Stock”) and each share of Class B common stock, par value $0.01 per share, of BGC Partners (the “BGC Partners Class B Common Stock”) outstanding at the Effective Time was converted into the right to receive one share of BGC Group Class A Common Stock and one share of Class B common stock, par value $0.01 per share, of BGC Group (the “BGC Group Class B Common Stock” and, together with the BGC Group Class A Common Stock, the “BGC Group Common Stock”), respectively.

In the Holdings Merger:

•

each exchangeable share of Holdings Merger Sub (which was issued in respect of each exchangeable limited partnership unit of BGC Holdings in the Holdings Reorganization Merger) that was held by Cantor and was outstanding at the Effective Time was converted into the right to receive one share of BGC Group Class B Common Stock, subject to the terms and conditions of the Corporate Conversion Agreement, provided that a portion of the shares of BGC Group Class B Common Stock issued to Cantor will exchange into BGC Group Class A Common Stock in the event that BGC Group does not issue at least $75,000,000 in BGC Group Common Stock in connection with certain acquisition transactions prior to the seventh anniversary of the Closing Date;

•

each exchangeable share of Holdings Merger Sub (which was issued in respect of each exchangeable limited partnership unit of BGC Holdings in the Holdings Reorganization Merger) that was not held by Cantor and was outstanding at the Effective Time was converted into the right to receive one share of BGC Group Class A Common Stock; and

•

each non-exchangeable share of Holdings Merger Sub (which was issued in respect of each non-exchangeable limited partnership unit of BGC Holdings in the Holdings Reorganization Merger) that was outstanding at the Effective Time (other than the managing member share and special voting limited liability company share, which were held by BGC Holdings GP) was converted into the right to receive equity awards denominated in cash, restricted stock and/or RSUs of BGC Group, each as further set forth in the Corporate Conversion Agreement.

The issuance of shares of BGC Group Class A Common Stock and BGC Group Class B Common Stock to stockholders of BGC Partners and shareholders of Holdings Merger Sub (who were formerly unitholders of BGC Holdings prior to the Holdings Reorganization Merger) in connection with the Mergers, as described above, was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-271168) (the “Registration Statement”), filed by BGC Group under the Prior CIK with the SEC on April 6, 2023, as amended on May 23, 2023, and declared effective on May 25, 2023. The definitive consent solicitation statement/prospectus included in the Registration Statement (the “consent solicitation statement/prospectus”) contains additional information about the Mergers and the related transactions (the “Corporate Conversion Transactions”). The description of BGC Group Common Stock set forth in Exhibit 4.1 hereto is incorporated by reference herein.

The description of the Corporate Conversion Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Corporate Conversion Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. This summary is not intended to modify or supplement any factual disclosures about BGC Partners or BGC Group, and should not be relied upon as disclosure about BGC Partners or BGC Group without consideration of the periodic and current reports and statements that BGC Partners or BGC Group have filed with the SEC. The terms of the Corporate Conversion Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Corporate Conversion Agreement. In particular, the representations and warranties made by the parties to each other in the Corporate Conversion Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Corporate Conversion Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and you should not rely on them as statements of fact.

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Shares of BGC Group Class A Common Stock will begin trading on Nasdaq at the market opening on July 3, 2023 under the ticker symbol “BGC.”

In connection with the Corporate Conversion Transactions, on June 30, 2023, the Nasdaq Stock Market LLC filed with the SEC a notification on Form 25 of the delisting the BGC Partners Class A Common Stock from Nasdaq and to deregister the BGC Partners Class A Common Stock under Section 12(b) of the Exchange Act. BGC Partners intends to file with the SEC a certificate on Form 15 on or about July 10, 2023 requesting that the BGC Partners Class A Common Stock be deregistered under the Exchange Act and that BGC Partners’ reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of BGC Group to the Exchange Act Section 12(b) registration and reporting obligations of BGC Partners as described under the heading “Successor Issuer” in Item 8.01 below).

The information set forth in the Explanatory Note, Item 2.01, Item 5.03 and under the heading “Successor Issuer” in Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 and under the heading “Successor Issuer” in Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Committee Memberships

The directors of BGC Group upon the Closing were the same as the directors of BGC Partners immediately prior to the Closing, other than with respect to Martin Laguerre, who served as a director of BGC Partners prior to the Closing but who will not serve as a director of BGC Group, as described in the consent solicitation statement/prospectus.

Additionally, on July 1, 2023, the Board of Directors of BGC Group (the “BGC Group Board”) appointed William Addas to serve as a member of the BGC Group Board, effective July 1, 2023, for a term to expire at the 2023 Annual Meeting of Stockholders of BGC Group, or until his successor is duly elected and qualified. Mr. Addas was also appointed to the Audit, Compensation and Environmental, Social and Governance Committees of the BGC Group Board.

The BGC Group Board has determined that Mr. Addas meets the independence standards under the Nasdaq Stock Market Rules for service on the Compensation and Audit Committees and is able to read and understand fundamental financial statements, and that Mr. Addas is an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of SEC Regulation S-K and a financially sophisticated audit committee member for purposes of Rule 5605(c)(2)(A) of the Nasdaq Stock Market Rules.

Mr. Addas will be paid standard compensation for non-employee directors of the BGC Group Board.

There are no arrangements or understandings between Mr. Addas, and any other person pursuant to which Mr. Addas was selected as a director.

Following the Closing and the appointment of Mr. Addas, the BGC Group Board consists of the following directors, whose committee memberships and titles are listed below:

Name	Age	Audit Committee	Compensation Committee	Environmental, Social and Governance Committee
Howard W. Lutnick	61
William Addas	63	X	X	X
Linda A. Bell	64	X	Chair	X
Arthur U. Mbanefo	56	Chair	X	Chair
David P. Richards	71	X	X	X

Mr. Lutnick serves as BGC Group’s Chairman of the Board.

Biographical information about Messrs. Lutnick, Richards and Mbanefo and Dr. Bell is included in Amendment No. 1 to the Annual Report on Form 10-K/A filed by BGC Partners with the SEC on April 28, 2023 (the “Form 10-K/A”) under the caption “Directors, Executive Officers and Corporate Governance - Information about our Directors” and is incorporated by reference herein.

Mr. Addas, age 63, has broad experience in investment banking, management, and finance. From 2008 to 2023, Mr. Addas held numerous senior positions at BofA Securities, Inc., including Co-Head of Global Financial Institutions Group from 2021 to 2023, Co-Head of Americas Financial Institutions Group from 2019 to 2021, and Head of Specialty Finance from 2018 to 2019. From 2003 to 2008, he was a Managing Director and Head of Financial Technology and Specialty Finance at Deutsche Bank. From 2005 to 2006, he served on the board of Delta Financial Corp., a residential mortgage company. From 1996 to 2003, he was a Managing Director at Credit Suisse and Donaldson, Lufkin & Jenrette. From 1993 to 1996, he served as a Director of NatWest Markets Securities, a U.S. based broker-dealer. From 1984 to 1992, he practiced as an attorney at Manatt, Phelps, Phillips, Rothenberg and Tunney, where he was an Associate and later a Partner, and Wasserstein Perella, where he was an Associate. Mr. Addas holds a Bachelor of Arts from Brandeis University, and a Juris Doctor from the George Washington University Law School.

Any transactions to which BGC Group is a party in which any of BGC Group’s directors have a material interest subject to disclosure under Item 404(a) of Regulation S-K have been previously reported in the consent solicitation statement/prospectus and in the Form 10-K/A under “Certain Relationships and Related Transactions and Director Independence,” which are incorporated by reference herein.

Executive Officers

The executive officers of BGC Group and their positions and titles, which are listed below, are identical to the executive officers of BGC Partners immediately prior to the Closing.

Name	Age	Position with BGC Group, Inc.
Howard W. Lutnick	61	Chairman of the Board and Chief Executive Officer
Sean A. Windeatt	49	Chief Operating Officer and Executive Vice President
Jason W. Hauf	54	Chief Financial Officer and Executive Vice President
Stephen M. Merkel	65	Executive Vice President, General Counsel and Assistant Corporate Secretary

Biographical information about BGC Group’s executive officers is included in the Form 10-K/A under the captions “Directors, Executive Officers and Corporate Governance - Information about our Executive Officers” and is incorporated by reference herein.

Any transactions to which BGC Group is a party in which any of BGC Group’s executive officers have a material interest subject to disclosure under Item 404(a) of Regulation S-K has been previously reported in the consent solicitation statement/prospectus and in the Form 10-K/A under “Certain Relationships and Related Transactions and Director Independence,” which are incorporated by reference herein.

Long Term Incentive Plan

In connection with the Closing, and as further described in the consent solicitation statement/prospectus in the section titled “The BGC Group Long Term Incentive Plan,” BGC Group adopted the BGC Group, Inc. Long Term Incentive Plan (the “Long Term Incentive Plan”), to effectuate the assumption of or substitution for certain outstanding awards in the Corporate Conversion Transactions, as well as to grant equity-based and cash compensation following the Closing to advance the interests of BGC Group and its stockholders by providing a means to attract, retain, motivate and reward directors, officers, employees, consultants and other service providers of BGC Group.

The description of the Long Term Incentive Plan set forth in the consent solicitation statement/prospectus is incorporated by reference herein.

The foregoing description of the Long Term Incentive Plan contained in this Item 5.02 does not purport to be complete and is subject to and qualified in its entirety by reference to the Long Term Incentive Plan, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Incentive Bonus Compensation Plan

In connection with the Closing, and as further described in the consent solicitation statement/prospectus, BGC Group assumed and adopted the BGC Partners Second Amended and Restated BGC Partners Incentive Bonus Compensation Plan, as appropriately amended and restated, and renamed the BGC Group, Inc. Incentive Bonus Compensation Plan (the “Incentive Bonus Compensation Plan”).

The description of the Incentive Bonus Compensation Plan set forth in the consent solicitation statement/prospectus is incorporated by reference herein.

The foregoing description of the Incentive Bonus Compensation Plan contained in this Item 5.02 does not purport to be complete and is subject to and qualified in its entirety by reference to the Incentive Bonus Compensation Plan, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated by reference herein.

Participation Plan

In connection with the Closing, the BGC Holdings, L.P. Participation Plan (the “Participation Plan”) was terminated.

The description of the Participation Plan set forth in the consent solicitation statement/prospectus is incorporated by reference herein.

Assumption of BGC Partners Agreements and Arrangements with Directors and Officers

The information set forth under the heading “Assumption of Certain BGC Partners Agreements and Arrangements” in Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Closing and pursuant to the Corporate Conversion Agreement, on July 1, 2023, as of the Effective Time, BGC Group amended and restated its certificate of incorporation and its bylaws to reflect the changes contemplated by the Corporate Conversion Agreement and described in the consent solicitation statement/prospectus. Copies of BGC Group’s amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) and its amended and restated bylaws (the “Amended and Restated Bylaws”) are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Beginning on May 26, 2023, written consents from the stockholders of BGC Partners were solicited pursuant to a consent solicitation statement that formed part of the Registration Statement (the “Consent Solicitation”).

The record date for the Consent Solicitation was May 19, 2023, on which date 336,489,823 shares of BGC Partners Class A Common Stock and 45,884,380 shares of BGC Partners Class B Common Stock were issued and outstanding.

On May 26, 2023, pursuant to that certain Support Agreement, dated as of November 15, 2022, by and between BGC Partners and Cantor, Cantor delivered its written consent approving and adopting the Corporate Conversion Agreement and the Corporate Conversion Transactions, with such consent to be effective on the 20th business day following the date on which BGC Partners commenced mailing of the consent solicitation statement/prospectus to BGC Partners’ stockholders.

Cantor’s written consent became effective on June 27, 2023. The Consent Solicitation, and the period during which consents could be given or revoked, concluded on June 27, 2023.

On June 27, 2023, the stockholders of BGC Partners delivered written consents in favor of the proposals set forth below with respect to a majority of the issued and outstanding shares of BGC Partners Class A Common Stock and BGC Partners Class B Common Stock.

		For	Against	Abstain
Proposal 1	To adopt the Corporate Conversion Agreement, dated as of November 15, 2022, as amended on March 29, 2023, by and among BGC Partners, Inc., BGC Holdings, L.P., BGC Partners GP, LLC, BGC Group, Inc., BGC Partners II, Inc., BGC Partners II, LLC, BGC Holdings Merger Sub, LLC and Cantor Fitzgerald, L.P., as further described in the consent solicitation statement/prospectus.	659,899,733	438,469	352,462
Proposal 2	To approve the assumption by BGC Group, Inc. of the Eighth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan, as amended and restated as the BGC Group, Inc. Long Term Incentive Plan, as further described in the consent solicitation statement/prospectus.	560,987,090	99,271,521	432,053
Proposal 3(a)	To approve a provision in the Amended and Restated Certificate of Incorporation providing that the number of authorized shares of BGC Group Class A Common Stock shall be 1,500,000,000.	625,774,776	34,526,021	389,867
Proposal 3(b)	To approve a provision in the Amended and Restated Certificate of Incorporation providing that the number of authorized shares of BGC Group Class B Common Stock shall be 300,000,000.	529,897,820	130,388,388	404,456
Proposal 3(c)	To approve a provision in the Amended and Restated Certificate of Incorporation providing for exculpation to officers of BGC Group pursuant to Section 102(b)(7) of the Delaware General Corporation Law.	594,290,190	65,583,999	816,475
Proposal 3(d)	To approve a provision in the Amended and Restated Certificate of Incorporation providing that Delaware courts shall be the exclusive forum for certain matters.	641,256,819	18,997,707	436,138

Item 7.01	Regulation FD Disclosure.

On July 3, 2023, BGC Group issued a press release announcing the Closing. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached to this Current Report on Form 8-K is being furnished under Item 7.01 of Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

Successor Issuer

In connection with the Corporate Conversion Transactions, BGC Group is the successor issuer to BGC Partners and has succeeded to the attributes of BGC Partners as the registrant, including BGC Partners’ SEC file number. BGC Group will hereafter file reports and other information with the SEC using BGC Partners’ SEC file number (0-28191). BGC Group hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Description of Capital Stock

The Description of Capital Stock set forth in Exhibit 4.1 is being filed for the purpose of providing a description of the capital stock of BGC Group and is incorporated into this Item 8.01 by reference. The Description of Capital Stock summarizes the material terms of BGC Group’s capital stock as of the date hereof. This summary is not a complete description of the terms of BGC Group’s capital stock and is qualified by reference to the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and incorporated by reference herein, as well as applicable provisions of Delaware law.

Amended, Restated and Consolidated Registration Rights Agreement

In connection with the Closing, BGC Group and Cantor entered into an Amended, Restated and Consolidated Registration Rights Agreement, dated July 1, 2023 (the “Amended, Restated and Consolidated Registration Rights Agreement”), pursuant to which, among other things, BGC Group will be obligated to file registration statements to register the resale shares of BGC Group Common Stock issued to Cantor, its affiliates, Qualified Class B Holders (as defined in the Amended and Restated Certificate of Incorporation), and their transferees who agree to be bound by the terms of the agreement (collectively, the “holders”), up to four times as requested by the holders. The Amended, Restated and Consolidated Registration Rights Agreement also provides unlimited “piggy-back” registration rights. Any registration of shares of BGC Group Common Stock pursuant to the Amended, Restated and Consolidated Registration Rights Agreement is subject to certain requirements and customary conditions. BGC Group will pay the costs of the registrations, but the holders will pay for any underwriting discounts or commissions or transfer taxes associated with all such registrations. BGC Group has agreed to indemnify the holders reselling shares of BGC Group Common Stock pursuant to the Amended, Restated and Consolidated Registration Rights Agreement against certain liabilities under the Securities Act.

The foregoing description of the Amended, Restated and Consolidated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended, Restated and Consolidated Registration Rights Agreement, which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

Amended and Restated U.S. Master Administrative Services Agreement

On July 1, 2023, BGC Group, Cantor and certain affiliates of Cantor entered into an Amended and Restated Administrative Services Agreement (the “A&R U.S. Master ASA”). The A&R U.S. Master ASA amends and restates that certain Administrative Services Agreement, dated as of March 6, 2008, by and between BGC Partners and Cantor, pursuant to which Cantor and its affiliates provided BGC Partners with administrative services and other support (the “Existing U.S. Master ASA”). The A&R U.S. Master ASA updates the Existing U.S. Master ASA to make BGC Group (rather than BGC Partners) a party and modifies certain other provisions to reflect the consummation of the Corporate Conversion Transactions.

The foregoing description of the A&R U.S. Master ASA does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R U.S. Master ASA, which is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

Amended and Restated U.K. Master Administrative Services Agreement

On July 1, 2023, BGC Group, Tower Bridge International Services L.P., a United Kingdom limited partnership (“Tower Bridge”), and certain affiliates of Tower Bridge entered into an Amended and Restated Administrative Services Agreement (the “A&R U.K. Master ASA”). The A&R U.K. Master ASA amends and restates that certain Administrative Services Agreement, dated as of August 9, 2007, by and among BGC Partners, Tower Bridge and certain affiliates of Tower Bridge, pursuant to which Tower Bridge provided Cantor with administrative services, technology services and other support in the United Kingdom (the “Existing U.K. Master ASA”). The A&R U.K. Master ASA updates the Existing U.K. Master ASA to make BGC Group (rather than BGC Partners) a party and modifies certain other provisions to reflect the consummation of the Corporate Conversion Transactions.

The foregoing description of the A&R U.K. Master ASA does not purport to be complete and is qualified in its entirety by reference to the full text of A&R U.K. Master ASA, which is attached hereto as Exhibit 10.5 and is incorporated by reference herein.

Form of Regulated Entity Administrative Services Agreement

On July 1, 2023, BGC Group adopted the form of its Administrative Services Agreement (the “Form of Regulated Entity Administrative Services Agreement”) governing services to be provided among Tower Bridge or its affiliated entities and the Company’s and Cantor’s respective regulated entities which are regulated by the Financial Conduct Authority (“FCA”) in the United Kingdom and other financial regulators. The Form of Regulated Entity Administrative Services Agreement updated an existing form of agreement which was used as the basis for certain agreements by and among Tower Bridge, BGC Partners, Cantor and/or their respective affiliates pursuant to FCA guidelines.

The foregoing description of the Form of Regulated Entity Administrative Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Regulated Entity Administrative Services Agreement, which is attached hereto as Exhibit 10.6 and is incorporated by reference herein.

Assumption of Certain BGC Partners Agreements and Arrangements

In connection with the Closing, the BGC Group Board and the Board of Directors of BGC Partners authorized BGC Group to assume all agreements and arrangements between BGC Partners and any executive officer, director or affiliate of BGC Partners. Pursuant to the foregoing authorization, any existing agreements and arrangements between BGC Partners and any executive officer, director or affiliate of BGC Partners will, if assumed by BGC Group, generally be assumed unchanged, other than making BGC Group a party thereto. Also pursuant to the foregoing authorization, in connection with the Closing BGC Group assumed: (i) that certain Amended and Restated Change in Control Agreement dated as of August 3, 2011 between Howard W. Lutnick and BGC Partners, Inc. (the “Lutnick Change in Control Agreement”), (ii) that certain Amended and Restated Change in Control

Agreement dated as of August 3, 2011 between Stephen M. Merkel and BGC Partners, Inc. (the “Merkel Change in Control Agreement” and, together with the Lutnick Change in Control Agreement, the “Change in Control Agreements”) and (iii) BGC Partners’ standing policy for Mr. Lutnick (the “Standing Policy”).

The description of the Change in Control Agreements and the Standing Policy contained in the consent solicitation statement/prospectus is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

a)	Financial Statements of Business Acquired

The audited consolidated statements of financial condition of BGC Partners, the predecessor of BGC Group as the business acquired, as of December 31, 2022 and December 31, 2021 and the related statements of operations, statements of comprehensive income and statements of cash flows of BGC Partners for each of the years ended December 31, 2022, 2021 and 2020, and the notes related thereto, each contained in the Annual Report on Form 10-K filed by BGC Partners with the SEC on March 1, 2023, are incorporated by reference herein.

The unaudited condensed consolidated statements of financial condition of BGC Partners as of March 31, 2023 and December 31, 2022, and the related unaudited condensed consolidated statements of operations for the three months ended March 31, 2023 and 2022, unaudited condensed consolidated statements of comprehensive income (loss) for the three months ended March 31, 2023 and 2022, unaudited condensed consolidated statements of cash flows for the three months ended March 31, 2023 and 2022, unaudited condensed consolidated statements of changes in equity for the three months ended March 31, 2023 and 2022 and the notes related thereto, each contained in the Quarterly Report on Form 10-Q filed by BGC Partners with the SEC on May 9, 2023, are incorporated by reference herein.

b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2023, and the unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2023, and for the year ended December 31, 2022, each contained in the consent solicitation statement/prospectus, are incorporated by reference herein.

d) Exhibits

Exhibit No.	Description

2.1	Corporate Conversion Agreement, dated as of November 15, 2022, by and among BGC Partners, Inc., BGC Holdings, L.P., BGC Partners GP, LLC, BGC Group, Inc., BGC Partners II, Inc., BGC Partners II, LLC, BGC Holdings Merger Sub, LLC and Cantor Fitzgerald, L.P. (incorporated by reference to Exhibit 2.1 to BGC Partners, Inc.’s Current Report on Form 8-K filed with the SEC on November 16, 2022)*

2.2	Amendment to the Corporate Conversion Agreement, dated as of March 29, 2023, by and among BGC Partners, Inc., BGC Group, Inc., BGC Holdings, L.P., BGC GP, LLC, BGC Partners II, Inc., BGC Partners II, LLC, BGC Holdings Merger Sub, LLC and Cantor Fitzgerald, L.P. (incorporated by reference to Exhibit 2.15 to BGC Partners, Inc.’s Annual Report on Form 10-K/A filed with the SEC on April 28, 2023)

3.1	Amended and Restated Certificate of Incorporation of BGC Group, Inc.

3.2	Amended and Restated Bylaws of BGC Group, Inc.

4.1	Description of Capital Stock

10.1	BGC Group, Inc. Long Term Incentive Plan

10.2	BGC Group, Inc. Incentive Bonus Compensation Plan

10.3	Amended, Restated and Consolidated Registration Rights Agreement, dated as of July 1, 2023, by and between BGC Group, Inc. and Cantor Fitzgerald, L.P.

10.4	Amended and Restated Administrative Services Agreement, dated as of July 1, 2023, by and between Cantor Fitzgerald, L.P. and BGC Group, Inc.

10.5	Amended and Restated Administrative Services Agreement, dated as of July 1, 2023, by and among Tower Bridge International Services L.P. and BGC Group, Inc.

10.6	Form of Regulated Entity Administrative Services Agreement

99.1	Press Release dated July 3, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Certain schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. BGC Group agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Discussion of Forward-Looking Statements about BGC Group

Statements in this document regarding BGC Group that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about the effects of the COVID-19 pandemic on BGC Group’s business, results, financial position, liquidity and outlook, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, BGC Group undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward looking statements, see BGC Group’s SEC filings, including, but not limited to, the risk factors and Special Note on Forward-Looking Information set forth in these filings and any updates to such risk factors and Special Note on Forward-Looking Information contained in subsequent reports on Form 10-K, Form 10-Q or Form 8-K, and in the SEC filings and prior reports filed with respect to BGC Group’s predecessor BGC Partners with the SEC under its prior ticker symbol BGCP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGC GROUP, INC.

Date: July 3, 2023	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman of the Board and Chief Executive Officer